Filed pursuant to Rule 497
File No. 333-200595

Maximum Offering of 69,000,000 Shares of Common Stock

Sierra Income Corporation

Common Stock

Supplement No. 1 dated June 30, 2016

to

Prospectus dated June 30, 2016

This Supplement No. 1 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated June 30, 2016 (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 36 of the Prospectus before you decide to invest.

Current Public Offering Price

On March 24, 2016, in accordance with the pricing policy set forth in the Prospectus, a committee of our board of directors determined that the public offering price for the ongoing public offering of common stock described in the Prospectus is $9.00 per share.

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